December 14, 2016

Vivaldi Orinda Macro Opportunities Fund

Class A Shares (OMOAX)
Class I Shares (OMOIX)

A series of Advisors Series Trust

Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information
(“SAI”), each dated June 28, 2016, as supplemented

As previously communicated, a special meeting of shareholders was scheduled for December 5, 2016.  So that additional proxy votes could be tabulated, the special meeting was adjourned to December 6, 2016. As of that date, shareholders of the Vivaldi Orinda Macro Opportunities Fund (the “Fund”) approved a proposal to reorganize the Fund into the Vivaldi Multi-Strategy Fund, a series of Investment Managers Series Trust II (the “Acquiring Fund”), which is designed to be substantially similar from an investment perspective to the current Fund.  Shareholders also approved the appointment of Vivaldi Asset Management, LLC (“Vivaldi”) as the investment adviser and approved the appointment of RiverNorth Capital Management, LLC (“RiverNorth”) as a sub-adviser to the Acquiring Fund.  In addition, shareholders approved the Acquiring Fund’s use of “manager of managers” exemptive relief, which it intends to seek from the U.S. Securities and Exchange Commission (the “SEC”), to allow Vivaldi and the Board of Trustees to replace sub-advisers to the Acquiring Fund in the future without the cost and time associated with a shareholder meeting.  There is no guarantee that Vivaldi will obtain such relief from the SEC.

The reorganization will take place after the close of business on December 16, 2016.  Accordingly, effective December 19, 2016, Vivaldi shall be the investment adviser to the Acquiring Fund and RiverNorth shall be a sub-adviser to the Acquiring Fund.

*  *  *  *  *  *  *

Please retain this Supplement for future reference.